Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expenses (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2023	¥ 57,704
2024	56,809
2025	54,927
2026	53,410
2027	52,596
Thereafter	226,975
Total	¥ 502,421	$ 72,844	¥ 557,016